May 11, 2022

Axonic Strategic Income Fund

Class A Shares (AXSAX)
Class I Shares (AXSIX)

Supplement to the Prospectus and Statement of Additional Information Dated February 28, 2022

This supplement updates certain information in the Prospectus of the Axonic Strategic Income Fund, a series of the Axonic Funds, as described below.

The following replaces in its entirety the section entitled “CLASS A SHARES” beginning on page 22 of the Prospectus:

CLASS A SHARES

Class A shares can be purchased directly through the Distributor or through registered broker-dealers, banks, advisers and other financial institutions. Class A shares are purchased at net asset value, plus an initial sales charge (unless you qualify for a reduction or waiver of the sale charge) and are subject to 12b-1 fees and shareholder servicing fees. There is no initial sales charge on purchases of Class A shares of $1 million or more; however, a contingent deferred sales charge (“CDSC”) of up to 1.00% may be imposed if such Class A shares are redeemed within eighteen (18) months of their purchase. Class A shares are intended primarily for investors who meet the investment minimum for Class A shares and investors investing through omnibus accounts held by financial intermediaries that have entered into arrangements with the Fund’s distributor to offer Class A shares.

Information about sales charges, including applicable waivers, breakpoints, and discounts to the sales charges, is fully disclosed in this Prospectus, which is available, free of charge, on the Fund’s website at www.axonicfunds.com. The Fund believes that it is very important that an investor fully consider all aspects of their investment and be able to access all relevant information in one location. Therefore, the Fund does not make the sales charge information available to investors on the website independent of the Prospectus.

Sales Charges. The public offering price of Class A shares of the Fund is the NAV per share plus a sales charge, as shown in the table below. Certain persons may be entitled to purchase Class A shares of a Fund without paying a sales charge. See “Waived Sales Charges.” The sales charge payable to the Distributor and the dealer reallowances may be suspended, terminated, or amended. The Distributor or the Adviser, at their expense, may, from time to time, provide additional promotional incentives to broker-dealers who sell shares of the Fund. Sales charges are not imposed on shares purchased with reinvested dividends or distributions. The table below also shows the portion of the sales charge that may be re-allowed to the broker-dealer or financial intermediary through whom you purchased your Class A shares.

Amount of Investment	Sales Charge as a % of Public Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Less than $100,000	2.25%	2.30%	2.25%
$100,000 but less than $250,000	1.75%	1.78%	1.75%
$250,000 but less than $500,000	1.25%	1.27%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	1.00%
$1,000,000 or more	None*	None*	1.00%*

*	A maximum CDSC of 1.00% will be imposed on redemptions of these shares (exclusive of shares purchased with reinvested dividends and/or distributions) within the first 18 months after the initial sale. The Adviser intends to pay a commission to financial advisers who place an order for a single purchaser based on the rates set forth in the section below entitled “Contingent Deferred Sales Charge and Dealer Reallowance”.

The following sections discuss ways to obtain discounts on purchases and waivers of contingent deferred sales charges on Class A shares of the Fund. The availability of sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The Fund’s sales charge waivers and discounts described in this Prospectus are available for Fund share purchases made directly from the Fund (or the Distributor) and are generally available through financial intermediaries. The sales charge waivers and discounts available through certain other financial intermediaries are set forth in Appendix A - Waivers and Discounts Available from Intermediaries, attached to this Prospectus, which may differ from the sales charge waivers and discounts available for purchases made directly from the Fund (or the Distributor). Please contact your financial intermediary for information about which classes of shares of the Fund they offer and to take advantage of the sales charge waivers and discounts described in this Prospectus or in Appendix A.

Reduced Sales Charges. Consistent with the policies in this Prospectus, certain investments in the Fund may be combined for purposes of purchasing shares with a lower sales charge.

Aggregating Accounts. Investors and members of the same household may aggregate investments in Class A shares held in all accounts (e.g., non-retirement and retirement accounts) with the Fund and/or with financial intermediaries in order to obtain a reduced sales charge.

Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of Class A shares of the Fund. This privilege may be modified or eliminated at any time by the Trust without notice.

Rights of Accumulation. The sales charge applicable to a purchase of Class A shares by an investor is determined by adding the purchase price of the Class A shares to be purchased, including any concurrent purchases as described above, to the aggregate value of Class A shares of the Fund previously purchased and then owned, provided the Distributor is notified by the investor or the investor’s broker-dealer each time a purchase is made which would so qualify. For example, an investor who is purchasing Class A shares with an aggregate value of $100,000 and who currently owns Class A shares of the Fund with an aggregate value of $250,000 would pay a sales charge of 1.25% of the offering price on the new investment.

Letter of Intent. Investors may qualify for a lower sales charge for Class A shares of the Fund by executing a letter of intent. A letter of intent allows an investor to purchase Class A shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser’s combined holdings of Class A shares of the Fund. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases of Class A shares over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Fund is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor’s cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Fund whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund’s Account Application, or is otherwise available from the Fund. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

Investments of $1,000,000 or More. If you invest $1,000,000 or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial charge. The Distributor may pay a commission of up to 1.00% to a dealer of record for purchase amounts of $1 million or more.

In order to obtain a reduced sales charge, it may be necessary at the time of purchase for an investor to inform the Fund, the Distributor, or the investor’s broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated in order to obtain a reduced sales charge. An investor may be required to provide the Fund, the Distributor, or the investor’s broker-dealer certain information to verify the investor’s eligibility for a reduced sales charge. This information may include, to the extent applicable, the following: (i) information or records regarding shares of the Fund eligible to be aggregated that are in all accounts held at the Fund by the investor; (ii) information or records regarding shares of the Fund eligible to be aggregated that are in accounts held at broker-dealers by the investor; and (iii) information or records regarding shares of the Fund eligible to be aggregated that are in accounts held at the Fund or at any broker-dealers by related parties of the investor, such as members of the same household or certain qualified groups.

Waived Sales Charges. To encourage investment in the Fund, the Fund may sell Class A shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, directors, managers, and employees of the Trust, the Adviser, and other service providers to the Trust, and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Adviser. Clients of financial intermediaries may also purchase Class A shares at net asset value, without a sales charge, if the financial intermediary has made arrangements to permit them to do so with the Adviser or the Distributor. The public offering price of Class A shares of the Fund may also be reduced to the net asset value of such shares in connection with the acquisition of the assets of, or merger or consolidation with, a personal holding company or a public or private investment company.

The conditions upon which Class A shares of the Fund may be purchased without a front-end sales charge, provided that you notify the Fund in advance that the trade qualifies for this privilege, include the following:

•	Purchases by current and former officers, Trustees, directors, managers, and employees of the Fund, the Adviser, or any of the Adviser’s current affiliates and those that may in the future be created. At the direction of such persons, their family members (regardless of age), and any employee benefit plan established by any of the foregoing entities may also purchase shares at NAV.

•	Participants in “no transaction fee” programs of discount brokerages that maintain an omnibus account with the Fund.

•	Purchases resulting from the reinvestment of a distribution.

•	Purchases through eligible Retirement Plans. “Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, rabbi trusts, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

The Fund reserves the right to modify or terminate these arrangements at any time.

The Fund may also waive applicable sales charges under certain other conditions. Please contact the Fund or the Distributor to determine eligibility for waived sales charges.

Additional Information About Sales Charges. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see Appendix A - Waivers and Discounts Available from Intermediaries for a description of waivers or discounts available through certain intermediaries.

Further information is available by calling the Fund at 833-429-6642.

Contingent Deferred Sales Charge and Dealer Reallowance – Class A Shares. There is no initial sales charge on purchases of Class A shares of $1 million or more; however, a CDSC of up to 1.00% may be imposed if such Class A shares are redeemed within eighteen (18) months of their purchase, based on the lower of the shares’ NAV at the time of purchase or current NAV. Such CDSC will be reduced for amounts over $3 million and for shares held for at least twelve (12) months, and the amount of such CDSC will be as follows:

	Shares Redeemed Within
Purchased Amount	Less than twelve (12) months	At least twelve (12) months and up to fifteen (15) months	More than fifteen (15) months and up to eighteen (18) months
$1,000,000 to $2,999,999.99	1.00%	0.50%	0.25%
$3,000,000 to $49,999,999.99	0.50%	0.25%	0.12%
$50,000,000 and greater	0.25%	0.12%	0.06%

For example, an investment of $5 million redeemed after thirteen (13) months would be charged a CDSC of 0.50% on the first $2,999,999.99 and 0.25% on the balance of the $5 million. Any Class A shares acquired by reinvestment of distributions and dividends will be redeemed without a CDSC.

The Distributor may pay a commission of up to 1.00% to a dealer of record for purchase amounts of $1 million or more. These up-front payments are financed by the Adviser. However, the Distributor receives and can pay reimbursement to the Adviser all of the 12b-1 fees with respect to such shares. During the first 18 months, the Adviser may retain the full 0.25% 12b-1 fee to recoup the up-front payment advanced at the time of purchase.

The Distributor may pay a commission to a dealer of record for an investor’s purchases of Class A shares that are subject to a sales charge waiver due to the investor’s cumulative holdings of $1 million or more. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter. Starting in the nineteenth month after such a purchase, the dealer of record will also receive the 12b-1 fee of up to 0.25% of the average daily net assets represented by that purchase. Prior to the nineteenth month, the Distributor will retain this fee. Where the dealer of record does not receive the payment of this commission, the dealer of record will instead receive the 12b-1 fee starting immediately after purchase. Please contact your dealer of record for more information.

The CDSC is used to reimburse the Distributor for paying broker-dealers a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your purchase.

The Fund uses a “first in, first out” method for calculating the CDSC. This means that Fund shares held the longest will be redeemed first, and Fund shares held the shortest time will be redeemed last. The CDSC will not be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing a capital appreciation of shares. In determining whether a CDSC is payable, the applicable Fund will first redeem Class A shares not subject to any charge. In determining whether a particular redemption is subject to a CDSC, the holding period for the CDSC begins on the day you buy your Fund shares. Your Fund shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any Fund shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the Fund shares in the order they were purchased.

No CDSC is applied in the following instances:

•	The redemption is due to the death or post-purchase disability of a shareholder or settlor of a living trust account.

•	Redemptions from retirement plans qualified under Section 401 of the Code. The CDSC will be waived for benefit payments made directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans, and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial intermediary.

•	The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2.

•	In the case of a divorce, where there exists a court decree that requires redemption of the shares.

•	When shares are involuntarily redeemed due to low balance or other reasons.

•	When shares are redeemed in accordance with the Fund’s Systematic Withdrawal Program.

•	Circumstances that the officers of the Fund, in their discretion, deem to warrant a waiver of the CDSC.

•	The redemption relates to shares for which no commission was paid to the dealer of record (as described below).

Documentation may be required prior to the waiver of the CDSC, including death certificates, physicians’ certificates, etc., in applicable instances. Under certain circumstances, the Fund’s Distributor may change the reallowance to dealers and may also compensate dealers out of its own assets. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Fund’s Distributor retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record and any portion of a sales charge that is not re-allowed to a broker-dealer or financial intermediary.

CDSC waivers and discounts available through certain financial intermediaries are set forth in Appendix A - Waivers and Discounts Available from Intermediaries, attached to this Prospectus, which may differ from the CDSC waivers and discounts available for purchases made directly from a Fund (or the Distributor), as described in this Prospectus.

Investors Should Retain this Supplement for Future Reference